Exhibit 99.1

Trump Media & Technology Group and TAE Technologies File Form S-4 Registration Statement for Proposed Merger

Filing Advances Previously Announced All-Stock Combination to Support TAE’s Continued Development and Commercialization of Advanced Technologies

Combined Company Would Be One of the World’s First Publicly Traded Companies Developing Commercial Fusion Energy

SARASOTA, Fla. and FOOTHILL RANCH, Calif., September 30, 2026 - Trump Media & Technology Group Corp. (“TMTG”) (Nasdaq: “DJT”; NYSE Texas: “DJT”) and TAE Technologies, Inc. (“TAE”), an innovator in advanced technology across fusion energy, power management and cancer therapy, announced the filing today of a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the companies’ previously announced merger.

On December 18, 2025, TMTG and TAE entered into an Agreement and Plan of Merger (the “Merger”) providing for an all-stock business combination. Once completed, the combined company will be publicly traded, with TMTG shareholders and TAE stockholders each owning approximately 50% of the enterprise on a fully diluted basis.

The combination will pair TMTG’s balance sheet with TAE’s applied research and advantaged technologies, developed over nearly 30 years. TAE is now bringing these technologies to the marketplace, commercializing its portfolio through three distinct but synergistic business units, Fusion, Power Solutions, and Life Sciences, while maintaining its focus on developing new technology solutions.

Upon closing, TAE will continue to address growing demand for reliable, abundant, and affordable electricity, including the power and power management needed to support advancements in artificial intelligence. The combination is consistent with TMTG’s mission of diversifying into new, critically important sectors through transformative technology investments with the potential to create significant long-term value.

“With TAE, we see a differentiated, balanced risk profile with attractive growth opportunities,” said Kevin McGurn, Interim Chief Executive Officer of TMTG. “Today’s filing is a key step toward closing this merger and providing capital to fund TAE’s development of commercial fusion power.”

Michl Binderbauer, Chief Executive Officer and Chief Technology Officer of TAE Technologies, said “TMTG has been a strong supporter in our effort to commercialize our technologies. Over three decades, we’ve relentlessly pursued some of the most challenging scientific and engineering problems known to humankind, which has produced cutting-edge technology that we are commercializing today.”

The Registration Statement includes a preliminary proxy statement of TMTG, a prospectus of TMTG, and a consent solicitation statement of TAE. It has not yet become effective, and the securities to be issued in the Merger may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement is declared effective by the SEC.

About Trump Media & Technology Group Corp.

The mission of Trump Media is to end Big Tech's s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations; Truth+, a TV streaming platform focusing on family friendly live TV channels and on-demand content; and Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

About TAE Technologies, Inc.

Founded in 1998, TAE Technologies’ mission is to develop and commercialize advanced technologies that solve the world’s most difficult scientific and engineering challenges. TAE’s north star is to deliver reliable, abundant, and clean fusion technology as a cost-competitive component of the future global energy supply. Fusion development serves as a forcing function, requiring TAE to develop technologies across a broad and deep spectrum of highly technical fields, with various commercial applications, including power solutions and life sciences. TAE’s Power Solutions (“TPS”) business unit applies fusion-derived, microsecond-scale power control to the challenges created by highly dynamic AI compute loads, through its flagship offering, TAE PowerFabricTM. TAE’s Life Sciences (“TLS”) business unit set out to leverage TAE Technologies’ proprietary fusion-derived particle accelerator technology to achieve a step change in radiation therapy, improve the lives of patients and combat difficult-to-treat cancers using biologically-targeted boron neutron capture therapy (“BNCT”). For more information, visit tae.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the proposed Merger between TMTG and TAE, the anticipated timing and benefits of the transaction, TMTG’s and TAE’s future business plans, and TAE’s development and commercialization of fusion energy technology, including the Da Vinci prototype power plant. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including, among others: the risk that the Merger may not be completed on the anticipated timeline or at all, including as a result of a failure to obtain required shareholder, stockholder or regulatory approvals or satisfy other closing conditions; the possibility that anticipated benefits of the Merger may not be realized; the significant capital required to develop and commercialize TAE’s fusion technology; the risk that TAE may be unable to successfully develop or commercialize a viable fusion reactor on its expected timeline or at all; and other risks and uncertainties described in TMTG’s filings with the SEC, including the Registration Statement and the risk factors described therein. TMTG and TAE undertake no obligation to update any forward-looking statements, except as required by law.

Important Information for Shareholders and Where to Find It

In connection with the proposed Merger, TMTG has filed the Registration Statement with the SEC, which includes a document that serves as a proxy statement of TMTG, a prospectus of TMTG and a consent solicitation statement of TAE (the “proxy statement/prospectus/consent solicitation statement”). The Registration Statement has not yet become effective. This press release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus/consent solicitation statement or any other document that TMTG may file with the SEC in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS OF TMTG AND TAE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG, TAE, THE PROPOSED MERGER AND RELATED MATTERS. Shareholders will be able to obtain, free of charge, copies of the Registration Statement and, once available, the definitive proxy statement/prospectus/consent solicitation statement and other documents filed with the SEC by TMTG through the website maintained by the SEC at www.sec.gov, or from TMTG’s investor relations website at ir.tmtgcorp.com.

Participants in the Solicitation

TMTG, TAE and their respective executive officers, directors, other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from TMTG’s shareholders with respect to the proposed transaction. Information regarding the respective executive officers and directors of TMTG and TAE is set forth in the Registration Statement and the proxy statement/prospectus/consent solicitation statement contained therein filed with the SEC on September 30, 2026. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the effective Registration Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger and is not a substitute for the proxy statement/prospectus/consent solicitation statement or any other document that TMTG may file with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Relations Contact

Shannon Devine (MZ Group | Partner - MZ North America)

Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com